UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 27, 2023

NEXTPLAT CORP

(Exact Name of Registrant as Specified in its Charter)

nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3250 Mary St., Suite 410

Coconut Grove, FL 33133

(Address of principal executive offices and zip code)

(305) 560-5355

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market Inc.
Warrants	NXPLW	The Nasdaq Stock Market Inc.

Item 8.01 Other Events.

On January 27, 2023, the Company issued a press release (a copy of which is furnished herewith as exhibit 99.1) announcing that its 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”) will be held on Wednesday, May 31, 2023. The 2023 Annual Meeting will be a completely virtual meeting conducted via webcast. The close of business on April 6, 2023 shall be the record date for the determination of stockholders entitled to notice of and to vote during the 2023 Annual Meeting and any adjournment thereof.

In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must be delivered to, or mailed to and received at, the Company’s executive offices located at 3250 Mary St., Suite 410, Coconut Grove, FL 33133, Attention: Corporate Secretary, on or before the close of business on March 1, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2023 Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must also comply with all applicable SEC rules, including Rule 14a-8 of the Exchange Act. In addition, to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 1, 2023.

In order for proposals of stockholders made outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address before the close of business on March 1, 2023.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP.

By:	/s/ Charles M. Fernandez
Name:	Charles M. Fernandez
Title:	Executive Chairman and Chief Executive Officer

Dated: January 27, 2023

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